Exhibit 10.1
EXECUTION VERSION
FIRST AMENDMENT dated as of April 12, 2023 (this “Amendment”), to the CREDIT AGREEMENT dated as of April 14, 2022 (the “Credit Agreement”), among EXPEDIA GROUP, INC., a Delaware corporation (the “Company”), the BORROWING SUBSIDIARIES from time to time party thereto, the LENDERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, the Company has requested that the Lenders agree to effect certain amendments to the Credit Agreement as set forth herein; and
WHEREAS, the parties hereto, which include Lenders constituting the Required Lenders as of the First Amendment Effective Date (as defined below), are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement (as amended hereby).
SECTION 2. Amendment of Credit Agreement. Effective as of the First Amendment Effective Date, the Credit Agreement (excluding any of the Exhibits or Schedules thereto) is hereby amended by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) and by inserting the language indicated in double underlined text (indicated textually in the same manner as the following example: double-underlined text), all as set forth in the pages of the Credit Agreement attached as Exhibit A hereto and made a part hereof.
SECTION 3. Representations and Warranties. The Company and each Borrowing Subsidiary represents and warrants to the Lenders that:
(a) This Amendment has been duly executed and delivered by the Company and each Borrowing Subsidiary and (assuming due execution by the parties hereto other than the Company and the Borrowing Subsidiaries) constitutes a legal, valid and binding obligation of the Company and each Borrowing Subsidiary, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects (in all respects in the case of representations and warranties qualified by materiality in the text thereof) on and as of the First Amendment Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were so true and correct as of such earlier date.

(c) As of the First Amendment Effective Date, before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which the Administrative Agent shall have signed a counterpart of this Amendment and shall have received from the Company, each Borrowing Subsidiary and Lenders constituting at least the Required Lenders a counterpart of this Amendment executed by such Person (which, subject to Section 9.06(b) of the Credit Agreement, may include any Electronic Signatures transmitted by fax, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page of this Amendment). The Administrative Agent shall notify the Company, the Lenders and the Issuing Banks of the First Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Effect of this Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument.
SECTION 8. Incorporation by Reference. The provisions of Sections 9.06(b), 9.07, 9.09(b), 9.09(c), 9.09(d), 9.10 and 9.11 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

EXPEDIA GROUP, INC.
by: /s/ Michael S. Marron

Name: Michael S. Marron Title: Senior Vice President, Legal and Assistant Secretary

EXPEDIA, INC.
by: /s/ Michael S. Marron

Name: Michael S. Marron Title: Senior Vice President, Legal and Assistant Secretary

TRAVELSCAPE, LLC
by: /s/ Michael S. Marron

Name: Michael S. Marron Title: Senior Vice President, Legal and Assistant Secretary

HOTWIRE, INC.
by: /s/ Michael S. Marron

Name: Michael S. Marron Title: Senior Vice President, Legal and Assistant Secretary

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, by: /s/ John Kowalczuk

Name: John Kowalczuk Title: Executive Director

[Signature Page to First Amendment]

SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT DATED AS OF APRIL 14, 2022 OF
EXPEDIA GROUP, INC.

Name of Institution: Bank of America, N.A.

by: /s/ Spencer Hunter

Name: Spencer Hunter Title: Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT DATED AS OF APRIL 14, 2022 OF
EXPEDIA GROUP, INC.

Name of Institution: BNP Paribas

by: /s/ Gregory Paul

Name: Gregory Paul Title: Managing Director

by: /s/ My-Linh Yoshiike

Name: My-Linh Yoshiike Title: Vice-President

[Signature Page to First Amendment]

SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT DATED AS OF APRIL 14, 2022 OF
EXPEDIA GROUP, INC.

Name of Institution: CITIBANK, N.A.

by: /s/ Michael Vondriska

Name: Michael Vondriska Title: Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT DATED AS OF APRIL 14, 2022 OF
EXPEDIA GROUP, INC.

Name of Institution: GOLDMAN SACHS BANK USA

by: /s/ Keshia Leday

Name: Keshia Leday Title: Authorized Signatory

[Signature Page to First Amendment]

SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT DATED AS OF APRIL 14, 2022 OF
EXPEDIA GROUP, INC.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

by: /s/ Andrew Sidford

Name: Andrew Sidford Title: Managing Director

by: /s/ Gordon Yip

Name: Gordon Yip Title: Director

[Signature Page to First Amendment]

SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT DATED AS OF APRIL 14, 2022 OF
EXPEDIA GROUP, INC.

HSBC Bank USA, National Association, as a Lender

by: /s/ Mary Beth Dam

Name: Mary Beth Dam Title: Region Head, 22710

[Signature Page to First Amendment]

SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT DATED AS OF APRIL 14, 2022 OF
EXPEDIA GROUP, INC.

Name of Institution: MUFG Bank, Ltd.

by: /s/ Kenan de Roziere

Name: Kenan de Roziere Title: Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT DATED AS OF APRIL 14, 2022 OF
EXPEDIA GROUP, INC.

ROYAL BANK OF CANADA, as a Lender

by: /s/ Staci Sunshine Gola

Name: Staci Sunshine Gola Title: Authorized Signatory

[Signature Page to First Amendment]

SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT DATED AS OF APRIL 14, 2022 OF
EXPEDIA GROUP, INC.

Name of Institution: The Bank of Nova Scotia

by: /s/ Todd Kennedy

Name: Todd Kennedy Title: Managing Director

[Signature Page to First Amendment]

SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT DATED AS OF APRIL 14, 2022 OF
EXPEDIA GROUP, INC.

U.S. Bank National Association

by: /s/ Steven L Sawyer

Name: Steven L Sawyer Title: Senior Vice President

[Signature Page to First Amendment]

SIGNATURE PAGE TO
FIRST AMENDMENT TO
CREDIT AGREEMENT DATED AS OF APRIL 14, 2022 OF
EXPEDIA GROUP, INC.

Name of Institution: STANDARD CHARTERED BANK

by: /s/ Kristopher Tracy

Name: Kristopher Tracy Title: Director, Financing Solutions
[Signature Page to First Amendment]

Exhibit A

Amendments to Credit Agreement

[See attached.]

~~EXECUTION VERSION~~EXHIBIT A

ADDED TEXT SHOWN UNDERSCORED
DELETED TEXT SHOWN ~~STRIKETHROUGH~~

CREDIT AGREEMENT
dated as of April 14, 2022,
among
EXPEDIA GROUP, INC.,
the BORROWING SUBSIDIARIES from time to time party hereto,
the LENDERS from time to time party hereto
and
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
___________________________

JPMORGAN CHASE BANK, N.A.,
BOFA SECURITIES, INC.,
BNP PARIBAS SECURITIES CORP.,
CITIBANK, N.A.,
and
GOLDMAN SACHS BANK USA,
as Joint Lead Arrangers and Joint Bookrunners
BANK OF AMERICA, N.A.
and
BNP PARIBAS,
as Co-Syndication Agents
CITIBANK, N.A.
and
GOLDMAN SACHS BANK USA,
as Co-Documentation Agents

[CS&M Ref. No. 6701-507]

TABLE OF CONTENTS
Page
ARTICLE I

DEFINITIONS
SECTION 1.01. Defined Terms    1
SECTION 1.02. Classification of Loans and Borrowings    49
SECTION 1.03. Terms Generally    49
SECTION 1.04. Accounting Terms; GAAP; Pro Forma Calculations    50
SECTION 1.05. Currency Translation    51
SECTION 1.06. Interest Rates; Benchmark Notification    52
SECTION 1.07. Divisions    52
ARTICLE II

THE CREDITS
SECTION 2.01. Commitments    ~~53~~52
SECTION 2.02. Loans and Borrowings    53
SECTION 2.03. Requests for Borrowings    ~~54~~53
SECTION 2.04. Borrowing Subsidiaries    ~~55~~54
SECTION 2.05. [Reserved]    55
SECTION 2.06. Letters of Credit    55
SECTION 2.07. Funding of Borrowings    63
SECTION 2.08. Interest Elections    64
SECTION 2.09. Termination and Reduction of Commitments; Increase of Commitments    65
SECTION 2.10. Repayment of Loans; Evidence of Debt    67
SECTION 2.11. Prepayment of Loans    68
SECTION 2.12. Fees    69
SECTION 2.13. Interest    70
SECTION 2.14. Alternate Rate of Interest    71
SECTION 2.15. Increased Costs    ~~75~~74
SECTION 2.16. Break Funding Payments    ~~77~~76
SECTION 2.17. Taxes    ~~77~~76
SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs    ~~83~~82
SECTION 2.19. Mitigation Obligations; Replacement of Lenders    ~~85~~84
SECTION 2.20. Defaulting Lenders    ~~86~~85
SECTION 2.21. Extension of Maturity Date    ~~88~~87
ARTICLE III

REPRESENTATIONS AND WARRANTIES
SECTION 3.01. Organization; Powers    ~~89~~88
SECTION 3.02. Authorization; Enforceability    89
SECTION 3.03. Governmental Approvals; No Conflicts    ~~90~~89
SECTION 3.04. Financial Condition; No Material Adverse Change    ~~90~~89
SECTION 3.05. Properties    ~~90~~89
SECTION 3.06. Litigation and Environmental Matters    ~~91~~90
SECTION 3.07. Compliance with Laws    ~~91~~90
SECTION 3.08. Investment Company Status    ~~91~~90
SECTION 3.09. Taxes    ~~91~~90
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SECTION 3.10. ERISA    ~~91~~90
SECTION 3.11. Disclosure    ~~91~~90
SECTION 3.12. Subsidiaries    ~~92~~91
SECTION 3.13. Use of Proceeds; Margin Regulations    ~~92~~91
SECTION 3.14. Borrowing Subsidiaries    ~~92~~91
SECTION 3.15. Anti-Corruption Laws and Sanctions    ~~92~~91
ARTICLE IV

CONDITIONS
SECTION 4.01. Effective Date    ~~93~~92
SECTION 4.02. Each Credit Event    ~~94~~93
SECTION 4.03. Initial Credit Event in Respect of Each Borrowing Subsidiary    ~~95~~94
ARTICLE V

AFFIRMATIVE COVENANTS
SECTION 5.01. Financial Statements and Other Information    ~~96~~95
SECTION 5.02. Notices of Material Events    ~~98~~97
SECTION 5.03. Existence; Conduct of Business    ~~98~~97
SECTION 5.04. Payment of Tax Liabilities    ~~98~~97
SECTION 5.05. Maintenance of Properties; Insurance    ~~98~~97
SECTION 5.06. Books and Records; Inspection Rights    ~~99~~98
SECTION 5.07. Compliance with Laws    ~~99~~98
SECTION 5.08. Guarantee Requirement    ~~99~~98
SECTION 5.09. Further Assurances    ~~99~~98
ARTICLE VI

NEGATIVE COVENANTS
SECTION 6.01. Indebtedness    ~~100~~99
SECTION 6.02. Liens    ~~103~~102
SECTION 6.03. Sale/Leaseback Transactions    ~~105~~104
SECTION 6.04. Fundamental Changes    ~~106~~105
SECTION 6.05. Asset Dispositions    ~~107~~106
SECTION 6.06. Use of Proceeds and Letters of Credit    ~~110~~109
SECTION 6.07. Leverage Ratio    ~~111~~109
SECTION 6.08. Maintenance of Borrowing Subsidiaries as Wholly Owned Subsidiaries    ~~111~~110
ARTICLE VII

EVENTS OF DEFAULT
SECTION 7.01. Events of Default    ~~111~~110
ARTICLE VIII

THE ADMINISTRATIVE AGENT
ARTICLE IX

MISCELLANEOUS
SECTION 9.01. Notices    ~~123~~121
SECTION 9.02. Waivers; Amendments    ~~125~~124
ii

SECTION 9.03. Expenses; Indemnity; Limitation of Liability    ~~128~~127
SECTION 9.04. Successors and Assigns    ~~130~~129
SECTION 9.05. Survival    ~~133~~132
SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution    ~~134~~133
SECTION 9.07. Severability    ~~136~~134
SECTION 9.08. Right of Setoff    ~~136~~135
SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process    ~~136~~135
SECTION 9.10. WAIVER OF JURY TRIAL    ~~137~~136
SECTION 9.11. Headings    ~~138~~136
SECTION 9.12. Confidentiality    ~~138~~136
SECTION 9.13. Interest Rate Limitation    ~~139~~137
SECTION 9.14. Release of Guarantees    ~~139~~137
SECTION 9.15. Conversion of Currencies    ~~140~~138
SECTION 9.16. Certain Notices    ~~140~~138
SECTION 9.17. No Fiduciary Relationship    ~~140~~139
SECTION 9.18. Non-Public Information    ~~141~~139
SECTION 9.19. Acknowledgement and Consent to Bail-In of Affected Financial
    Institutions    ~~141~~139
SECTION 9.20. Acknowledgement Regarding any Supported QFCs    ~~141~~140

iii

than any such obligations (i) owing to the Administrative Agent or an Affiliate thereof, (ii) owing to another Lender or an Affiliate thereof (and identified in writing by the Company to the Administrative Agent on or prior to the Effective Date) or (iii) referred to in clause (d) above, obligations in respect of such Cash Management Services have been designated as “Designated Cash Management Obligations” by written notice from the Company to the Administrative Agent in form and detail reasonably satisfactory to the Administrative Agent. In the case of clause (d) above, the Company may give written notice to the Administrative Agent to the effect that the obligations that would otherwise constitute Designated Cash Management Obligations pursuant to such clause (d) cease to be Designated Cash Management Obligations, whereupon such obligations shall cease to be Designated Cash Management Obligations for all purposes of the Loan Documents and the provisions of such clause (d) shall cease to be in effect.
“Designated Subsidiary” means each Subsidiary that is (a) a Borrowing Subsidiary, (b) a Material Subsidiary or (c) an obligor (including pursuant to a Guarantee) under any Material Indebtedness of the Company or any other Domestic Subsidiary (other than any Specified Foreign Subsidiary or any CFC Holdco), in each case other than (i) except with respect to clause (c) above, any Specified Foreign Subsidiary or any CFC Holdco, (ii) except with respect to clause (c) above, (A) any other Foreign Subsidiary or (B) any subsidiary of a Foreign Subsidiary, other than any such subsidiary that is a Domestic Subsidiary if, prior to becoming a subsidiary of such Foreign Subsidiary, such Domestic Subsidiary was a direct subsidiary of the Company or any other Domestic Subsidiary (which other Domestic Subsidiary was not itself a subsidiary of a Foreign Subsidiary), (iii) the New Headquarters SPV and the New Headquarters Parent SPV, (iv) except with respect to clause (c) above to the extent such Subsidiary Guarantees any Material Indebtedness of the Company or any Wholly Owned Subsidiary that is a Domestic Subsidiary, any Subsidiary if, and for so long as, such Subsidiary is not a Wholly Owned Subsidiary, (v) any Securitization Subsidiary ~~and~~, (vi) any Excluded Subsidiary and (vii) except with respect to clause (c) above, any Legal Restriction Subsidiary.
“Designated Swap Obligations” means the due and punctual payment and performance of all obligations of the Company and the Subsidiaries under each Swap Agreement that (a) is with a counterparty that is, or was on the Effective Date, the Administrative Agent, an Arranger or an Affiliate of any of the foregoing, whether or not such counterparty shall have been the Administrative Agent, an Arranger or an Affiliate of any of the foregoing at the time such Swap Agreement was entered into, (b) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date, (c) is entered into after the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into or (d) is identified in writing by the Company to the Administrative Agent on or prior to the Effective Date, including, in each case, obligations with respect to payments for early termination, fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including obligations accruing, at the rate specified therein, or incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding); provided that, other than any such obligations (i) owing to the Administrative Agent or an Affiliate thereof, (ii) owing to another Lender or an Affiliate thereof (and identified in writing by the Company to the Administrative Agent on or prior to the Effective Date) or (iii) referred to in clause (d) above, obligations in respect of such Swap Agreements have been
19

duplication) to give effect to any reallocation under Section 2.20 of the LC Exposure of Defaulting Lenders in effect at such time.
“LC Participation Calculation Date” means, with respect to any LC Disbursement made by any Issuing Bank or any refund of a reimbursement payment made by any Issuing Bank to any Borrower, in each case in a currency other than US Dollars, (a) the date on which such Issuing Bank shall advise the Administrative Agent that it purchased with US Dollars the currency used to make such LC Disbursement or refund or (b) if such Issuing Bank shall not advise the Administrative Agent that it made such a purchase, the date on which such LC Disbursement or refund is made.
“Legal Restriction Subsidiary” means any Subsidiary (i) that is prohibited or restricted by applicable law from Guaranteeing the Obligations (or any other Indebtedness of the Company or any of its Subsidiaries which such Subsidiary would be required to Guarantee as a result of Guaranteeing the Obligations), (ii) which would require governmental (including regulatory) consent, approval, license or authorization to provide such a Guarantee unless, such consent, approval, license or authorization has been received or (iii) which would be an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, including as a result of providing such a Guarantee.
“Lender Parent” means, with respect to any Lender, any Person in respect of which such Lender is a subsidiary.
“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to Section 2.09(d) or 9.02(d) or an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.
“Letter of Credit” means any letter of credit issued pursuant to this Agreement, and, as of the Effective Date, the Existing Letters of Credit, other than any such letter of credit that shall have ceased to be a “Letter of Credit” outstanding hereunder pursuant to Section 9.05.
“Leverage Ratio” means, on any date, the ratio of (a) Consolidated Funded Debt as of such date to (b) Consolidated EBITDA for the Test Period then most recently ended.
“Liabilities” means any losses, claims, damages or liabilities of any kind.
“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, assignment by way of security, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.
“Loan” means any loan made by the Lenders to any Borrower pursuant to this Agreement.
31

SECTION 3.08. Investment Company Status. Neither the Company nor any other Loan Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.
SECTION 3.09. Taxes. Each of the Company and the Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books reserves with respect thereto in accordance with GAAP or (b) to the extent that the failure to do so would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. As of the Effective Date, the excess of the present value of all accumulated benefit obligations under each Plan (based on assumptions used for purposes of Accounting Standards Codification Topic 715), if any, over the fair market value of the assets of such Plan, would not reasonably be expected to result in a Material Adverse Effect.
SECTION 3.11. Disclosure. As of the Effective Date, none of the reports, financial statements, certificates or other written factual information (other than information of a general economic or industry specific nature) furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder, in each case, on or prior to the Effective Date, when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading as of the date furnished; provided that, with respect to projected financial information and other forward-looking information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.
SECTION 3.12. Subsidiaries. Schedule 3.12 sets forth, as of the Effective Date, the name and jurisdiction of organization of, and the percentage of each class of Equity Interests owned by the Company or any Subsidiary in, each Subsidiary and identifies, as of the Effective Date, each Designated Subsidiary and each Material Subsidiary.
SECTION 3.13. Use of Proceeds; Margin Regulations. The proceeds of the Loans have been and will be used solely for the general corporate purposes of the Company and the Subsidiaries, including working capital, capital expenditures and acquisitions. No part of the proceeds of any Loan or any Letter of Credit have been or will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board of Governors, including Regulations T, U and X.
SECTION 3.14. Borrowing Subsidiaries. Each Borrowing Subsidiary that is a Foreign Subsidiary is subject to civil and commercial law with respect to its Obligations, and the execution and delivery by such Borrowing Subsidiary of the applicable Borrowing Subsidiary
94

Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
[Signature Pages ~~Follow~~Intentionally Removed]
146